THE JEFFERSON FUND GROUP TRUST


Supplement dated June 11, 2001 to
Prospectus dated February 28, 2001

      Effective June 1, 2001, Inland Investment Advisors, Inc. became the investment adviser to the Jefferson REIT Fund, a portfolio of The Jefferson Fund Group Trust, pursuant to an interim investment advisory agreement that will expire no later than October 28, 2001. The interim investment advisory agreement contains substantially the same terms and conditions as the former investment advisory agreement with Uniplan, Inc., including the compensation rate. The following discussion replaces in its entirety the discussion under the caption "MANAGEMENT OF THE FUNDS" on page 6 of the Prospectus:

            "Uniplan, Inc. is the investment adviser for the Growth and Income Fund. Uniplan's address is The Oaks Building, Suite 101, 8112 West Bluemound Road, Milwaukee, Wisconsin 53213. Uniplan supervises and manages the investment portfolio of the Growth and Income Fund. It also directs the purchase or sale of investment securities in the day-to-day management of the Growth and Income Fund (subject to such policies as the Trustees of The Jefferson Fund Group Trust may determine).

            Uniplan also provides investment advice to individual and institutional clients with substantial investment portfolios. As of December 31, 2000, Uniplan managed approximately 135 million in assets. Uniplan has been in existence for over 15 years. Richard P. Imperiale, the President of Uniplan, Inc., currently controls Uniplan and is primarily responsible for the day-to-day- management of the portfolio of the Growth and Income Fund. He has held this responsibility since the Growth and Income Fund commenced operations. Mr. Imperiale also has served as the Chairman, Secretary and a Trustee of The Jefferson Fund Group Trust since it was organized.

            Inland Investment Advisors, Inc. is the investment adviser for the REIT Fund. Inland's address is 2901 Butterfield Road, Oak Brook, IL 60523. Inland supervises and manages the investment portfolio of the REIT Fund. It also directs the purchase or sale of investment securities in the day-to-day management of the REIT Fund (subject to such policies as the Trustees of The Jefferson Fund Group Trust may determine).

            Inland is a wholly-owned indirect subsidiary of The Inland Group, Inc. and recently registered as an investment adviser with the Securities and Exchange Commission. Inland's investment committee is


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      jointly and primarily responsible for the day-to-day management of the
      REIT Fund's portfolio. Inland has not previously managed an investment portfolio of a registered investment company. The Inland Group, Inc. was formed in 1968 and is a fully integrated real estate and financial organization providing property management, leasing, marketing, acquisition, disposition, development, redevelopment, syndication, renovation, construction, finance and other related services.

            During the last fiscal year, each of the Growth and Income Fund and the REIT Fund (prior to June 1, 2001 Uniplan was the investment adviser for the REIT Fund) paid Uniplan an annual investment advisory fee equal to .60% of its average net assets. The investment advisory fee paid to Uniplan was lower at various asset levels. During the last fiscal year, Inland was not an investment adviser to either of the Jefferson Funds and no investment advisory fee was paid to Inland."

      The following information supplements the information on page 16 of the
Prospectus:

                  "INVESTMENT ADVISERS
                  INLAND INVESTMENT ADVISORS, INC.
                  2901 Butterfield Road
                  Oak Brook, Illinois  60523

                  UNIPLAN, INC.
                  The Oaks Building, Suite 101
                  8112 West Bluemound Road
                  Milwaukee, Wisconsin  53213"

                                      * * *

      Shareholders who have questions concerning the Jefferson Funds should call 1-800-216-9785 or write to:

                  The Jefferson Fund Group Trust
                  c/o Firstar Mutual Fund Services, LLC
                  P.O. Box 701
                  Milwaukee, WI  53201-0701